Exhibit 99.1
For Immediate Release
Isabella Bank Corporation
401 North Main Street
Mt. Pleasant, MI 48858-1649
FOR MORE INFORMATION CONTACT:
Trish Tomczak, Director of Marketing
Phone: 989-779-6333 Fax: 989-775-5501
Isabella Bank Corporation Announces Further Earnings Growth in Third Quarter
Record net income up 26% over third quarter 2021
Mt. Pleasant, Michigan, October 20, 2022 — Isabella Bank Corporation (the “Corporation”) (OTCQX: ISBA) reported a record net income of $5.9 million for the third quarter of 2022 and $15.9 million for the nine-month period ended September 30, 2022. Earnings per common share were $0.78 in the third quarter and $2.11 for the first nine months of 2022.
Third-quarter 2022 highlights, compared to the same period in 2021, include:
•Net income increased 25.6% to $5.9 million.
•Net interest income improved $2.5 million, or 19%, aided by a 34% decline in interest expense.
•Net interest margin yield increased 43 basis points.
•Earnings per share improved 32% to $0.78.
Additionally, deposits grew $31.2 million during the third quarter, up $80.7 million year to date, an increase of nearly 5%.
"Isabella Bank continued to deliver strong financial results this quarter. The Federal Reserve's 2022 rate decisions contributed to a significant gain in net interest income and improvement in our net interest margin," said Jae A. Evans, President & CEO. "Further improvement is expected through the remainder of 2022.
“What's more, our commitment to shareholders, communities and customers continues to be seen through active implementation of multiple strategic initiatives," Evans said. "Construction is well underway on a third full-service branch in Saginaw, and customer response to our new, enhanced online banking system and mobile app has been tremendous."

Operating Results

Net income: Net income for third quarter 2022 was $5.9 million, a 25.6% increase compared to $4.7 million in the third quarter of 2021. For the first nine months of 2022, net income was $15.9 million, compared to $14.7 million in the same period of 2021.
Net interest income: Net interest income for the third quarter 2022 improved by $2.5 million or 19% compared to the third quarter of 2021. For the first nine months of 2022, net interest income increased $5.0 million or 12.7% compared to the same period in 2021. While Paycheck Protection Program loan fees declined during the period, rising interest rates within the loan portfolio and growth in investment securities led to a $2.8 million increase in gross interest income during the nine-month period ended September 30, 2022, compared to the same period in 2021. The Corporation continued to benefit from a strategic reduction in higher-cost borrowings as interest expense on deposits and borrowings decreased $2.2 million, or 37.1%, for the nine-month period ended September 30, 2022, compared to the same period in 2021. The provision for loan loss for the first nine months of 2022 was $540,000 compared to a $599,000 provision reversal during the same period in 2021, when initial concerns over potential credit quality issues related to the onset of the pandemic did not materialize.
Noninterest income and expenses: Noninterest income increased $180,000 during the first nine months of this year, compared to the same period in 2021. A $1.1 million increase in service charges and fees including $605,000 of income related to mortgage servicing rights was offset by a $891,000 reduction in gain on sale of loans as residential mortgage originations declined in comparison to 2021. Noninterest expenses for the first nine months of 2022 increased $2.4 million, as a result of increased compensation and benefits cost, other losses, consulting, donations and community relations expenses.
Net yield on interest earning assets: The Corporation’s fully taxable equivalent net yield on interest earning assets was 3.28% and 2.85% for the three months ended September 30, 2022 and 2021, an increase of 43 basis points. The net yield was 3.10% for the nine-month period ended September 30, 2022, compared to 2.87% for the same period in 2021. Considering the rate increases during the first nine months of 2022 and the anticipation of future rate increases in the remainder of the year, the Corporation expects continued improvement in the net yield on interest earning assets.
Balance Sheet
Assets: The Corporation had $2.06 billion in total assets and $2.8 billion of assets under management as of September 30, 2022. Managed assets included loans sold and serviced of $268.9 million and $464.1 million in investment and trust assets managed by Isabella Wealth.
Loans: Loans outstanding as of September 30, 2022 totaled $1.2 billion. Gross loans declined $64.9 million since December 31, 2021 due to a decrease in the amount of $70.5 million in advances to mortgage brokers, which is included within the commercial loan portfolio, however, is not considered a component of the Corporation's core lending business. Credit quality remained strong as evidenced by total past due and nonaccrual loans which were 0.32% of gross loans as of September 30, 2022.
Deposits: Total deposits were $1.8 billion as of September 30, 2022, an increase of $80.7 million, or 4.7%, since December 31, 2021. Growth in accounts from new customers is the driving factor behind this increase.
Capital: The Bank is considered a “well-capitalized” institution, as its capital ratios exceeded the minimum designated requirements. As of September 30, 2022, the Bank’s Tier 1 Leverage Ratio was 9.07%, Tier 1 Capital Ratio was 14.10% and Total Capital Ratio was 14.83%. The minimum requirements to be considered well capitalized are a Tier 1 Leverage Ratio of 5.0%, Tier 1 Capital Ratio of 8.0% and Total Capital Ratio of 10.0%.
Dividend: During the third quarter of 2022, the Corporation paid a $0.27 per common share cash dividend. Based on the Corporation’s closing stock price of $21.40 as of September 30, 2022, the annualized cash dividend yield was 5.05%.
About the Corporation
Isabella Bank Corporation (OTCQX: ISBA) is the parent holding company of Isabella Bank, a state chartered community bank headquartered in Mt. Pleasant, Michigan. Isabella Bank was established in 1903 and has been committed to serving the local banking needs of its customers and communities for 119 years. The Bank offers personal and commercial lending and deposit products, as well as investment, trust, and estate planning services through Isabella Wealth. The Bank has locations throughout seven Mid-Michigan counties: Clare, Gratiot, Isabella, Mecosta, Midland, Montcalm, and Saginaw.
For more information about Isabella Bank Corporation, visit the investors link at www.isabellabank.com. Isabella Bank Corporation common stock is quoted on the OTCQX tier of the OTC Markets Group, Inc.’s electronic quotation system (www.otcmarkets.com) under the symbol “ISBA.” The Corporation’s market maker is Boenning & Scattergood, Inc. (www.boenninginc.com) and its investor relations firm is Renmark Financial Communications, Inc. (www.renmarkfinancial.com).
Forward-Looking Statements
This press release includes forward-looking statements. To the extent that the foregoing information refers to matters that may occur in the future, please be aware that such forward-looking statements may differ materially from the actual results. Additional information concerning some of the factors that could cause materially different results is included in the sections titled “Risk Factors” and “Forward Looking Statements” set forth in Isabella Bank Corporation’s filings with the Securities and Exchange Commission, which are available from the Securities and Exchange Commission’s Public Reference facilities and from its website at www.sec.gov.

INTERIM CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Dollars in thousands)

	September 30 2022	December 31 2021
ASSETS
Cash and cash equivalents
Cash and demand deposits due from banks	$26,763	$25,563
Fed Funds sold and interest bearing balances due from banks	72,149	79,767
Total cash and cash equivalents	98,912	105,330
Available-for-sale securities, at fair value	581,233	490,601
Mortgage loans available-for-sale	934	1,735
Loans
Commercial	730,504	807,439
Agricultural	96,850	93,955
Residential real estate	334,412	326,361
Consumer	74,385	73,282
Gross loans	1,236,151	1,301,037
Less allowance for loan and lease losses	9,677	9,103
Net loans	1,226,474	1,291,934
Premises and equipment	25,107	24,419
Corporate owned life insurance policies	32,764	32,472
Equity securities without readily determinable fair values	15,496	17,383
Goodwill and other intangible assets	48,290	48,302
Accrued interest receivable and other assets	34,767	19,982
TOTAL ASSETS	$2,063,977	$2,032,158
LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Noninterest bearing	$510,127	$448,352
Interest bearing demand deposits	368,537	364,563
Certificates of deposit under $250 and other savings	842,081	818,841
Certificates of deposit over $250	70,288	78,583
Total deposits	1,791,033	1,710,339
Borrowed funds
Federal funds purchased and repurchase agreements	52,479	50,162
Federal Home Loan Bank advances	—	20,000
Subordinated debt, net of unamortized issuance costs	29,225	29,158
Total borrowed funds	81,704	99,320
Accrued interest payable and other liabilities	14,628	11,451
Total liabilities	1,887,365	1,821,110
Shareholders’ equity
Common stock — no par value 15,000,000 shares authorized; issued and outstanding 7,564,348 shares (including 139,084 shares held in the Rabbi Trust) in 2022 and 7,532,641 shares (including 105,654 shares held in the Rabbi Trust) in 2021	129,094	129,052
Shares to be issued for deferred compensation obligations	4,888	4,545
Retained earnings	85,497	75,592
Accumulated other comprehensive income (loss)	(42,867)	1,859
Total shareholders’ equity	176,612	211,048
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,063,977	$2,032,158

INTERIM CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(Dollars in thousands except per share amounts)

	Three Months Ended September 30		Nine Months Ended September 30
	2022	2021	2022	2021
Interest income
Loans, including fees	$13,563	$13,033	$39,120	$38,634
Available-for-sale securities
Taxable	2,209	1,224	5,851	3,529
Nontaxable	726	725	2,090	2,393
Federal funds sold and other	521	160	822	516
Total interest income	17,019	15,142	47,883	45,072
Interest expense
Deposits	908	1,251	2,698	4,363
Borrowings
Federal funds purchased and repurchase agreements	9	13	26	40
Federal Home Loan Bank advances	33	299	152	1,093
Subordinated debt, net of unamortized issuance costs	266	266	798	349
Total interest expense	1,216	1,829	3,674	5,845
Net interest income	15,803	13,313	44,209	39,227
Provision for loan losses	18	(107)	540	(599)
Net interest income after provision for loan losses	15,785	13,420	43,669	39,826
Noninterest income
Service charges and fees	2,122	1,964	6,615	5,489
Wealth management fees	679	772	2,217	2,274
Earnings on corporate owned life insurance policies	223	201	655	577
Net gain on sale of mortgage loans	174	339	568	1,459
Other	54	91	339	415
Total noninterest income	3,252	3,367	10,394	10,214
Noninterest expenses
Compensation and benefits	6,369	6,116	18,480	17,693
Furniture and equipment	1,490	1,349	4,382	4,049
Occupancy	918	866	2,813	2,726
Other	3,140	2,854	9,223	8,029
Total noninterest expenses	11,917	11,185	34,898	32,497
Income before federal income tax expense	7,120	5,602	19,165	17,543
Federal income tax expense	1,233	916	3,249	2,838
NET INCOME	$5,887	$4,686	$15,916	$14,705
Earnings per common share
Basic	$0.78	$0.59	$2.11	$1.85
Diluted	$0.77	$0.58	$2.08	$1.82
Cash dividends per common share	$0.27	$0.27	$0.81	$0.81

AVERAGE BALANCES, INTEREST RATE, AND NET INTEREST INCOME (UNAUDITED)
(Dollars in thousands)
The following schedules present the daily average amount outstanding for each major category of interest earning assets, non-earning assets, interest bearing liabilities, and noninterest bearing liabilities. These schedules also present an analysis of interest income and interest expense for the periods indicated. All interest income is reported on a fully taxable equivalent (FTE) basis using a federal income tax rate of 21%. Loans in nonaccrual status, for the purpose of the following computations, are included in the average loan balances. Federal Reserve Bank (FRB) and Federal Home Loan Bank (FHLB) restricted equity holdings are included in other interest earning assets.

	Three Months Ended
	September 30, 2022			September 30, 2021
	Average Balance	Tax Equivalent Interest	Average Yield / Rate	Average Balance	Tax Equivalent Interest	Average Yield / Rate
INTEREST EARNING ASSETS
Loans	$1,256,723	$13,563	4.32%	$1,203,468	$13,033	4.33%
Taxable investment securities	490,751	2,190	1.79%	332,056	1,224	1.47%
Nontaxable investment securities	110,058	1,002	3.64%	113,857	1,035	3.64%
Fed funds sold	16	—	1.98%	4	—	0.02%
Other	101,687	521	2.05%	262,023	160	0.24%
Total earning assets	1,959,235	17,276	3.53%	1,911,408	15,452	3.23%
NONEARNING ASSETS
Allowance for loan losses	(9,691)			(9,361)
Cash and demand deposits due from banks	24,875			30,120
Premises and equipment	24,475			24,540
Accrued income and other assets	78,151			109,750
Total assets	$2,077,045			$2,066,457

INTEREST BEARING LIABILITIES
Interest bearing demand deposits	$381,282	$64	0.07%	$366,345	$46	0.05%
Savings deposits	642,916	270	0.17%	565,814	161	0.11%
Time deposits	262,628	574	0.87%	323,322	1,044	1.29%
Federal funds purchased and repurchase agreements	49,267	9	0.07%	62,790	13	0.08%
Federal Home Loan Bank advances	6,739	33	1.96%	62,718	299	1.91%
Subordinated debt, net of unamortized issuance costs	29,211	266	3.64%	29,124	266	3.65%
Total interest bearing liabilities	1,372,043	1,216	0.35%	1,410,113	1,829	0.52%
NONINTEREST BEARING LIABILITIES
Demand deposits	497,215			419,017
Other	13,627			12,826
Shareholders’ equity	194,160			224,501
Total liabilities and shareholders’ equity	$2,077,045			$2,066,457
Net interest income (FTE)		$16,060			$13,623
Net yield on interest earning assets (FTE)			3.28%			2.85%

	Nine Months Ended
	September 30, 2022			September 30, 2021
	Average Balance	Tax Equivalent Interest	Average Yield / Rate	Average Balance	Tax Equivalent Interest	Average Yield / Rate
INTEREST EARNING ASSETS
Loans	$1,251,206	$39,120	4.17%	$1,202,060	$38,634	4.29%
Taxable investment securities	462,675	5,795	1.67%	268,435	3,529	1.75%
Nontaxable investment securities	107,041	2,934	3.65%	122,675	3,346	3.64%
Fed funds sold	8	—	1.69%	3	—	0.01%
Other	113,847	822	0.96%	273,997	516	0.25%
Total earning assets	1,934,777	48,671	3.35%	1,867,170	46,025	3.29%
NONEARNING ASSETS
Allowance for loan losses	(9,372)			(9,502)
Cash and demand deposits due from banks	24,843			29,236
Premises and equipment	24,401			24,836
Accrued income and other assets	87,989			109,835
Total assets	$2,062,638			$2,021,575

INTEREST BEARING LIABILITIES
Interest bearing demand deposits	$379,952	$170	0.06%	$337,561	$168	0.07%
Savings deposits	628,823	600	0.13%	549,213	459	0.11%
Time deposits	275,586	1,928	0.93%	345,960	3,736	1.44%
Federal funds purchased and repurchase agreements	48,119	26	0.07%	56,424	40	0.09%
Federal Home Loan Bank advances	10,513	152	1.93%	79,048	1,093	1.84%
Subordinated debt, net of unamortized issuance costs	29,189	798	3.65%	12,907	349	3.61%
Total interest bearing liabilities	1,372,182	3,674	0.36%	1,381,113	5,845	0.56%
NONINTEREST BEARING LIABILITIES
Demand deposits	475,373			405,046
Other	15,242			13,144
Shareholders’ equity	199,841			222,272
Total liabilities and shareholders’ equity	$2,062,638			$2,021,575
Net interest income (FTE)		$44,997			$40,180
Net yield on interest earning assets (FTE)			3.10%			2.87%

SELECTED FINANCIAL DATA (UNAUDITED)
(Dollars in thousands except per share amounts)

	Three Months Ended
	September 30 2022	June 30 2022	March 31 2022	December 31 2021	September 30 2021
PER SHARE
Basic earnings	$0.78	$0.70	$0.63	$0.63	$0.59
Diluted earnings	$0.77	$0.69	$0.62	$0.63	$0.58
Dividends	$0.27	$0.27	$0.27	$0.27	$0.27
Tangible book value	$16.96	$18.85	$19.56	$21.61	$21.87
Quoted market value
High	$24.95	$26.25	$26.00	$29.00	$26.74
Low	$21.39	$23.00	$24.50	$24.75	$22.55
Close (1)	$21.40	$24.80	$25.85	$25.50	$26.03
Common shares outstanding (1)	7,564,348	7,553,113	7,542,758	7,532,641	7,926,610
Average number of common shares outstanding	7,555,333	7,545,001	7,533,711	7,570,961	7,932,227
Average number of diluted common shares outstanding	7,650,950	7,650,145	7,639,688	7,679,019	8,044,572
PERFORMANCE RATIOS
Return on average total assets	1.13%	1.04%	0.92%	0.96%	0.91%
Return on average shareholders' equity	12.13%	10.83%	9.02%	8.83%	8.35%
Return on average tangible shareholders' equity	16.15%	14.38%	11.72%	11.31%	10.65%
Net interest margin yield (FTE)	3.28%	3.16%	2.86%	2.86%	2.85%
ASSETS UNDER MANAGEMENT (1)
Loans sold with servicing retained	$268,879	$273,294	$275,556	$278,844	$285,392
Assets managed by Isabella Wealth	$464,136	$454,535	$501,829	$516,243	$491,784
Total assets under management	$2,796,992	$2,776,202	$2,838,318	$2,827,245	$2,859,877
ASSET QUALITY (1)
Nonaccrual status loans	$580	$540	$747	$1,245	$3,077
Performing troubled debt restructurings	$18,702	$21,905	$22,335	$25,276	$26,189
Foreclosed assets	$240	$241	$187	$211	$348
Net loan charge-offs (recoveries)	$41	$(11)	$(64)	$71	$160
Nonperforming loans to gross loans	0.05%	0.05%	0.06%	0.10%	0.25%
Nonperforming assets to total assets	0.04%	0.05%	0.05%	0.08%	0.18%
Allowance for loan and lease losses to gross loans	0.78%	0.76%	0.76%	0.70%	0.73%
CAPITAL RATIOS (1)
Shareholders' equity to assets	8.56%	9.31%	9.50%	10.39%	10.64%
Tier 1 leverage	8.44%	8.38%	8.12%	7.97%	8.37%
Common equity tier 1 capital	12.92%	12.44%	12.83%	12.07%	13.07%
Tier 1 risk-based capital	12.92%	12.44%	12.83%	12.07%	13.07%
Total risk-based capital	15.85%	15.33%	15.84%	14.94%	16.03%
(1) At end of period

	Nine Months Ended
	September 30 2022	September 30 2021	September 30 2020
PER SHARE
Basic earnings	$2.11	$1.85	$1.46
Diluted earnings	$2.08	$1.82	$1.43
Dividends	$0.81	$0.81	$0.81
Tangible book value	$16.96	$21.87	$21.75
Quoted market value
High	$26.25	$26.74	$24.50
Low	$21.39	$19.45	$15.60
Close (1)	$21.40	$26.03	$16.74
Common shares outstanding (1)	7,564,348	7,926,610	8,007,901
Average number of common shares outstanding	7,544,909	7,948,578	7,945,762
Average number of diluted common shares outstanding	7,647,117	8,065,252	8,096,802
PERFORMANCE RATIOS
Return on average total assets	1.03%	0.97%	0.82%
Return on average shareholders' equity	10.62%	8.82%	7.04%
Return on average tangible shareholders' equity	14.01%	11.28%	9.05%
Net interest margin yield (FTE)	3.10%	2.87%	2.93%
ASSETS UNDER MANAGEMENT (1)
Loans sold with servicing retained	$268,879	$285,392	$289,524
Assets managed by Isabella Wealth	$464,136	$491,784	$403,730
Total assets under management	$2,796,992	$2,859,877	$2,664,951
ASSET QUALITY (1)
Nonaccrual status loans	$580	$3,077	$4,946
Performing troubled debt restructurings	$18,702	$26,189	$23,257
Foreclosed assets	$240	$348	$651
Net loan charge-offs (recoveries)	$(34)	$52	$(158)
Nonperforming loans to gross loans	0.05%	0.25%	0.38%
Nonperforming assets to total assets	0.04%	0.18%	0.30%
Allowance for loan and lease losses to gross loans	0.78%	0.73%	0.73%
CAPITAL RATIOS (1)
Shareholders' equity to assets	8.56%	10.64%	11.29%
Tier 1 leverage	8.44%	8.37%	8.76%
Common equity tier 1 capital	12.92%	13.07%	12.90%
Tier 1 risk-based capital	12.92%	13.07%	12.90%
Total risk-based capital	15.85%	16.03%	13.64%
(1) At end of period

SUPPLEMENTAL BALANCE SHEET DATA (UNAUDITED)
(Dollars in thousands)

	September 30 2022	June 30 2022	March 31 2022	December 31 2021	September 30 2021
Commercial	$730,504	$772,567	$727,614	$807,439	$757,993
Agricultural	96,850	94,726	88,169	93,955	93,782
Residential real estate	334,412	329,795	328,559	326,361	321,620
Consumer	74,385	74,822	74,029	73,282	75,163
Gross loans	$1,236,151	$1,271,910	$1,218,371	$1,301,037	$1,248,558

	September 30 2022	June 30 2022	March 31 2022	December 31 2021	September 30 2021
Noninterest bearing demand deposits	$510,127	$488,110	$461,473	$448,352	$430,950
Interest bearing demand deposits	368,537	370,284	387,187	364,563	374,137
Savings deposits	651,129	635,397	635,195	596,662	572,136
Certificates of deposit	260,741	265,477	279,708	297,696	312,027
Internet certificates of deposit	499	598	598	3,066	3,066
Total deposits	$1,791,033	$1,759,866	$1,764,161	$1,710,339	$1,692,316

	September 30 2022	June 30 2022	March 31 2022	December 31 2021	September 30 2021
U.S. Treasury	$206,791	$214,474	$218,268	$209,703	$192,069
States and political subdivisions	114,000	119,649	114,015	121,205	128,689
Auction rate money market preferred	2,479	2,497	2,867	3,242	3,246
Mortgage-backed securities	41,042	45,796	49,578	56,148	62,030
Collateralized mortgage obligations	209,720	167,572	152,441	92,301	100,767
Corporate	7,201	7,602	7,750	8,002	7,583
Available-for-sale securities, at fair value	$581,233	$557,590	$544,919	$490,601	$494,384

	September 30 2022	June 30 2022	March 31 2022	December 31 2021	September 30 2021
Securities sold under agreements to repurchase without stated maturity dates	$52,479	$47,247	$51,353	$50,162	$67,519
Federal Home Loan Bank advances	—	10,000	10,000	20,000	60,000
Subordinated debt, net of unamortized issuance costs	29,225	29,203	29,181	29,158	29,136
Total borrowed funds	$81,704	$86,450	$90,534	$99,320	$156,655

SUPPLEMENTAL STATEMENTS OF INCOME DATA (UNAUDITED)
(Dollars in thousands)

	Three Months Ended September 30		Nine Months Ended September 30
	2022	2021	2022	2021
Service charges and fees
ATM and debit card fees	$1,212	$1,156	$3,507	$3,282
Service charges and fees on deposit accounts	673	601	1,913	1,518
Freddie Mac servicing fee	168	177	506	572
Net mortgage servicing rights income (loss)	—	(28)	477	(128)
Other fees for customer services	69	58	212	245
Total service charges and fees	2,122	1,964	6,615	5,489
Wealth management fees	679	772	2,217	2,274
Earnings on corporate owned life insurance policies	223	201	655	577
Net gain on sale of mortgage loans	174	339	568	1,459
Other	54	91	339	415
Total noninterest income	$3,252	$3,367	$10,394	$10,214

	Three Months Ended September 30		Nine Months Ended September 30
	2022	2021	2022	2021
Compensation and benefits	$6,369	$6,116	$18,480	$17,693
Furniture and equipment	1,490	1,349	4,382	4,049
Occupancy	918	866	2,813	2,726
Other
Audit, consulting, and legal fees	595	665	1,749	1,553
ATM and debit card fees	543	473	1,485	1,352
Marketing costs	209	236	812	683
Donations and community relations	239	198	665	452
Memberships and subscriptions	230	234	654	662
Loan underwriting fees	243	238	640	628
Director fees	210	166	598	505
All other	871	644	2,620	2,194
Total other noninterest expenses	3,140	2,854	9,223	8,029
Total noninterest expenses	$11,917	$11,185	$34,898	$32,497